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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2000

                             MTR GAMING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-20508                  84-1103135
----------------------------      ---------------          -----------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


 State Route 2, South, P.O. Box 356
      Chester, West Virginia                                     26034
---------------------------------------                     -------------
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (304) 387-5712


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS:

         On April 26, 2000, the Board of Directors of MTR Gaming Group, Inc. (the "Company") authorized the repurchase of up to $3 million of the Company's common shares. The repurchase program authorizes management, at its discretion, to make purchases from time to time over the next year in the open market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

(a)      Not applicable.

(b)      Not applicable.

(c)      EXHIBITS

         EXHIBIT 99.1:  Press Release dated May 2, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MTR GAMING GROUP, INC.
                                  a Delaware corporation

                                  /s/ Robert L. Ruben
                                  -------------------------------------
                                  Robert L. Ruben
                                  Vice President

Date: May 3, 2000


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                                  EXHIBIT INDEX



Exhibit 99.1 Press Release dated May 2, 2000.